STRATUS FUND, INC.



                                     GROWTH

                              GOVERNMENT SECURITIES




                                  ANNUAL REPORT
                                  JUNE 30, 2006

Dear Fellow Shareholders:

At this time, the economy is in the process of slowing from the 5.6% growth rate recorded for Gross Domestic Product in the first quarter of 2006. This rate of growth is considered too high and not sustainable and promotes fears of a rising inflation rate and higher interest rates. Second quarter GDP should be in the neighborhood of 2.5% - 3.0%.

This is a more desirable rate of growth in terms of long term economic stability, and is being accomplished primarily by a pullback and pause in the consumer spending side of the economy. High energy prices have caused consumers to tighten their belts. At the same time, consumers are pulling in their horns in their spending attitudes toward real estate and housing. The industrial and capital spending side of the economy got off to a late start in the current economic upswing that started in late 1991, but is doing quite well at this time. Helping demand for these industries has been a world economy that is also enjoying good growth at this time.

This strong growth is promoting fears of higher inflation and is considered the number one problem confronting the economy currently. The reports for Producer Prices and Consumer Prices, have taken over from the employment reports, as the most important economic releases of any month. The core rate of inflation, that had been running around the 2% level for the past several years, is starting to progress above the rate deemed desirable by the Federal Reserve.

The Federal Reserve has been on a program of gradually raising short term interest rates for well over two years now. Rate increases began in June, 2004 when Fed Funds were trading at the 1% level. The Federal Open Market Committee has consistently raised rates by 25 basis points at each of their meetings since mid-2004 through July, 2006 at the time of this writing. Economists and bond and stock market participants are hopeful that the program of Fed tightening is near its end and its goals will be accomplished. An economy growing between 3% and 4% with low rates of inflation is the objective of the Federal Reserve and would be considered favorable by the bond and stock markets. Dr. Ben Bernanke has taken over the reins from Alan Greenspan, a long-time fixture as the head of the Federal Reserve. The transition so far has been good but not without flaws. It may take a while for a sufficient comfort level to take place.

As of June 30, 2006, Fed Funds rate stood at 5.25%, 200 basis points higher than June 30, 2005. Longer term yields also have also increased in the last year. The yield on the 5 year U.S. Treasury note has climbed by 140 basis points as market participants have witnessed core inflation inch higher. Despite the broad based increase in nominal yields and falling bond prices, the Stratus Government Securities Portfolio was able to achieve a total return of 0.27% (institutional)/ 0.27% (retail) for the fiscal year. This compares favorably with the performance of our benchmark, the Merrill Lynch U.S. Treasury Intermediate Government Bond Index, which turned in a total return of -0.09% for the same period.

Since the end of 2005, we expected a temporary pause in the Fed rate hikes to take place at some point in the second half of 2006. As the second half approached we began to gradually lengthen our duration to a neutral position. Excess returns were captured through allocations to U.S. Treasury Inflation Protected Securities (TIPS) and certain sectors of Government Agency mortgage-backed securities market.

The Government Securities Portfolio's duration is currently about 90% of our benchmark index, 2.95 years. We will continue to monitor the Fed's progress in fighting inflation. As underlying trends in productivity, wage growth and core inflation emerge we will adjust our positions accordingly. We will also continue to be selective with security selection and rotate out of sectors as economic and fundamental trends emerge.

Regarding the stock market over the past fiscal year, returns have been positive with only the second calendar quarter of 2006 ending in negative returns. The favorable economy has created significant growth in corporate profits, which has translated in good earnings reports for the individual companies, whose stocks we hold in the Stratus Growth Portfolio. The portfolio now holds approximately 80 stocks presenting stockholders with a well-diversified equity fund.

The Stratus Growth Portfolio provided a total return of 7.46% (institutional)/ 7.49% (retail) over the past fiscal year ended June 30, 2006. For the same time period, the S & P 500 Index appreciated 8.63% on a total return basis. Although the Stratus Growth Portfolio lagged the S & P 500 Index, the fund performed well within its peer group of other large capitalization growth funds, as measured by the Morningstar mutual fund evaluation service.

While uncertainties abound, we remain somewhat optimistic that positive stock market returns can be achieved for the current fiscal year ending June 30, 2007. Corporate profits continue to expand. Long term interest rates remain low on a historical basis. Therefore, we believe available liquidity is more apt to be directed to stocks rather than bonds in terms of asset allocation. Finally, valuation for stocks appears reasonable with a price / earnings rate of 14 times based on calendar 2006 earnings for the S & P 500 Index. Not all is rosy of course with a number of risks in evidence that act as headwinds to stock market progress. World political events have not been favorable with the wars in the Mid-East and terrorism surfacing from time to time keeping stock investors on edge. High gasoline prices and a questionable housing market also represent risks going forward. However, these worries need not bring an end to the current bull market for stocks and may be resolved favorably as we progress through the current fiscal year.

The strategy employed by the Stratus Growth Portfolio is to invest primarily in growth stocks selling at reasonable prices. The Growth Portfolio emphasizes large capitalization stocks. Quarter-to-quarter earnings for stocks held in the Growth Portfolio are monitored very closely. Risk control is used in the form of varying cash reserves in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

                GROWTH INSTITUTIONAL PORTFOLIO AND S&P 500 INDEX
              COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

[GRAPHIC OMITTED WITH THE FOLLOWING INFORMATION]

GROWTH INSTITUTIONAL
                         Growth       S&P 500
                         ------       -------
    10/8/1993          $250,000      $250,000
    6/30/1996          $368,856      $391,386
    9/30/1997          $520,200      $566,661
   12/30/1998          $629,661      $750,465
    3/30/2000          $754,554      $846,541
    6/30/2001          $652,916      $770,578
    9/30/2002          $490,931      $522,808
   12/30/2003          $620,638      $693,187
    3/30/2005          $720,179      $805,799
    6/30/2006          $769,906      $871,750


    AVERAGE ANNUAL RETURN                      END OF PERIOD (6/30/2006) VALUES
    ---------------------                      --------------------------------

  1 Year             7.46%                    Growth Institutional  $769,906.24
  5 Years            3.35%                    S&P 500               $871,749.84
  Life of Fund       9.24%



                    GROWTH RETAIL PORTFOLIO AND S&P 500 INDEX
     COMPARISON OF CHANGE IN VALUE OF $9,550 INVESTMENT (NET OF SALES LOAD)


[GRAPHIC OMITTED WITH THE FOLLOWING INFORMATION]

GROWTH RETAIL
                         Growth       S&P 500
                         ------       -------
     1/7/1998           $10,000       $10,000
   10/28/1999           $12,049       $12,954
    8/28/2000           $13,735       $14,589
    6/28/2001           $26,749       $31,589
    4/28/2002           $12,015       $11,955
    2/28/2003            $8,784        $8,909
   12/30/2003           $11,392       $11,356
   10/30/2004           $12,189       $12,132
    8/30/2005           $13,783       $13,634
    6/30/2006           $14,164       $14,282


    AVERAGE ANNUAL RETURN                       END OF PERIOD (6/30/2006) VALUES
    ---------------------                       --------------------------------

   1 Year             7.49%                    Growth Retail         $14,164.26
   5 Years            3.25%                    S&P 500               $14,281.53
   Life of Fund       4.76%

Results for the Retail Shares reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2006. Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 2006.

      GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO TTED][GRAPHIC OMITTED]
              AND MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

[GRAPHIC OMITTED WITH THE FOLLOWING INFORMATION]

GOVERNMENT SECURITIES INSTITUTIONAL

                                    Merill Lynch U.S.
                                    Treasury Inter-Term
                        Gov Sec         Bond Index
                        -------    ---------------------
    10/8/1993          $250,000      $250,000
    6/30/1996          $272,952      $279,317
    9/30/1997          $296,631      $306,377
   12/30/1998          $322,396      $339,588
    3/30/2000          $330,777      $336,999
    6/30/2001          $365,898      $379,705
    9/30/2002          $399,323      $430,113
   12/30/2003          $409,776      $439,060
    3/30/2005          $414,656      $448,734
    6/30/2006          $422,035      $457,762


AVERAGE ANNUAL RETURN    END OF PERIOD (6/30/2006) VALUES
---------------------    -------------------------------------------------------
1 Year           0.27%   Government Securities Institutional         $422,035.35
5 Years          2.90%   Merrill Lynch U.S. Treasury Inter-Term Bond $457,761.92
Life of Fund     4.20%


       GOVERNMENT SECURITIES RETAIL PORTFOLIO C OMITTED][GRAPHIC OMITTED]
              AND MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX COMPARISON OF CHANGE IN VALUE OF $9,700 INVESTMENT (NET OF SALES LOAD)


[GRAPHIC OMITTED WITH THE FOLLOWING INFORMATION]

GOVERNMENT SECURITIES RETAIL

                                    Merill Lynch U.S.
                                  Treasury Inter-Term
                        Gov Sec        Bond Index
                        -------    ------------------
    1/13/1998           $10,000       $10,000
   10/28/1999           $10,299       $10,388
    8/28/2000           $10,737       $10,820
    6/28/2001           $11,507       $11,717
    4/28/2002           $12,004       $12,255
    2/28/2003           $12,707       $13,517
   12/30/2003           $12,789       $13,594
   10/30/2004           $13,021       $13,957
    8/30/2005           $13,094       $14,052
    6/30/2006           $13,164       $14,173


AVERAGE ANNUAL RETURN     END OF PERIOD (6/30/2006) VALUES
---------------------     -----------------------------------------------------
1 Year            0.27%   Government Securities Retail $13,163.78
5 Years           2.73%   Merrill Lynch U.S.Treasury Inter-Term Bond  $14,173.34
Life of Fund      3.68%

Results for the Retail Shares reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2006. Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Stratus Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the "Fund"), including the Growth and Government Securities Portfolios, as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Stratus Fund, Inc. as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
August 18, 2006

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2006

                                GROWTH PORTFOLIO

                                                         Percent of
     Shares             Common Stock - 94.60%            Net Assets  Fair Value
     ------             ---------------------            ----------  ----------

              ADVERTISING AGENCIES                           0.01%
              --------------------
        550   The Interpublic Group of Companies, Inc.                   $4,593

              APPAREL & ACCESSORIES                          0.55%
              ---------------------
     12,000   Coach, Inc.*                                              358,800

              AUTO/TRUCK/PARTS                               0.55%
              ----------------
     12,000   CLARCOR, Inc.                                             357,480

              BIOTECHNOLOGY                                  1.21%
              -------------
     12,000   Amgen, Inc.*                                              782,760

              CHEMICALS                                      1.75%
              ---------
     21,000   Praxair, Inc.                                           1,134,000

              COMMUNICATIONS EQUIPMENT                       1.46%
              ------------------------
     30,000   Cisco Systems, Inc.*                                      585,900
      9,000   Qualcomm, Inc.                                            360,630
                                                                        -------
                                                                        946,530

              COMPUTER PRODUCTS                              0.76%
              -----------------
     45,000   EMC Corp.*                                                493,650

              COMPUTER SOFTWARE                              0.95%
              -----------------
     14,000   Microsoft Corp.                                           326,200
     20,000   Oracle Corp. *                                            289,800
                                                                        -------
                                                                        616,000

              CONSUMER GOODS                                 2.27%
              --------------
     10,000   Avery Dennison Corp.                                      580,600
     16,000   Procter Gamble Co.                                        889,600
                                                                      ---------
                                                                      1,470,200

              DIVERSIFIED COMPUTER SYSTEMS                   0.59%
              ----------------------------
     12,000   Hewlett-Packard Co.                                       380,160

              DIVERSIFIED OPERATIONS                         2.88%
              ----------------------
         12   Berkshire Hathaway, Inc.*                               1,099,908
     19,000   Honeywell International, Inc.                             765,700
                                                                      ---------
                                                                      1,865,608

              DIVERSIFIED TECHNOLOGY                         2.71%
              ----------------------
     10,000   3M Co.                                                    807,700
     15,000   United Technologies Corp.                                 951,300
                                                                      ---------
                                                                      1,759,000

              DRUG MANUFACTURERS                             0.83%
              ------------------
      9,000   Johnson & Johnson                                         539,280

              ELECTRIC UTILITIES                             0.68%
              ------------------
     15,000   Duke Energy Corp.                                         440,550

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2006

                                GROWTH PORTFOLIO
                                                         Percent of
     Shares             Common Stock - 94.60%            Net Assets  Fair Value
     ------             ---------------------            ----------  ----------

              ELECTRICAL EQUIPMENT                           1.81%
              --------------------
     14,000   Emerson Electric Co.                                   $1,173,340

              ENTERTAINMENT/LEISURE                          0.39%
              ---------------------
      6,000   Carnival Corp.                                            250,440

              FINANCIAL SERVICES                            10.17%
              ------------------
     23,000   Citigroup, Inc.                                         1,109,520
      4,600   Goldman Sachs Group, Inc.                                 691,978
     23,000   Marsh & McLennan Companies, Inc.                          618,470
     14,000   Merrill Lynch & Co., Inc.                                 973,840
     11,000   Morgan Stanley                                            695,310
     24,000   SLM Corp.                                               1,270,080
     40,000   US Bancorp                                              1,235,200
                                                                      ---------
                                                                      6,594,398

              FOOD/BEVERAGE/TOBACCO                          3.40%
              ---------------------
     25,000   Pepsico, Inc.                                           1,501,000
     23,000   Sysco Corporation                                         702,880
                                                                      ---------
                                                                      2,203,880

              GAS UTILITIES                                  1.74%
              -------------
     14,000   Questar Corp.                                           1,126,860

              HOUSEWARES & ACCESSORIES                       0.80%
              ------------------------
     20,000   Newell Rubbermaid, Inc.                                   516,600

              INSURANCE                                      3.57%
              ---------
     16,000   Aetna, Inc.                                               638,880
     14,000   American International Group, Inc.                        826,700
     19,000   UnitedHealth Group, Inc.                                  850,820
                                                                      ---------
                                                                      2,316,400

              INTERNET SOFTWARE & SERVICES                   1.73%
              ----------------------------
     14,000   Citrix Systems, Inc. *                                    561,960
     17,000   Yahoo!, Inc. *                                            561,000
                                                                      ---------
                                                                      1,122,960

              IRON/STEEL PRODUCERS                           1.51%
              --------------------
     18,000   Nucor Corp.                                               976,500

              MACHINE/TOOLS                                  1.26%
              -------------
     11,000   Caterpillar, Inc.                                         819,280

              MANUFACTURING                                  6.45%
              -------------
     16,000   Danaher Corp.                                           1,029,120
     15,000   Dover Corp.                                               741,450
     35,000   General Electric Co.                                    1,153,600
     20,000   Illinois Tool Works, Inc.                                 950,000
      9,000   Pentair, Inc.                                             307,710
                                                                      ---------
                                                                      4,181,880

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2006

                                GROWTH PORTFOLIO
                                                         Percent of
     Shares             Common Stock - 94.60%            Net Assets  Fair Value
     ------             ---------------------            ----------  ----------

              MEDICAL SUPPLIES/SERVICES                      5.81%
              -------------------------
     14,000   Dentsply, Inc.                                           $848,400
     18,000   Medtronic, Inc.                                           844,560
     22,000   Quest Diagnostics, Inc.                                 1,318,240
     18,000   Stryker Corporation                                       757,980
                                                                      ---------
                                                                      3,769,180

              METALS/MINING                                  3.35%
              -------------
      4,000   Freeport McMoran Copper & Gold, Inc.                      221,640
     35,000   Peabody Energy Corp.                                    1,951,250
                                                                      ---------
                                                                      2,172,890

              MULTIMEDIA                                     0.93%
              ----------
     35,000   Time Warner, Inc.                                         605,500

              OIL                                            7.27%
              ----
      8,000   Anadarko Petroleum Corp.                                  381,520
     12,000   Apache Corporation                                        819,000
     16,000   ConocoPhillips                                          1,048,480
     14,000   Exxon Mobil Corp.                                         858,900
     12,000   Halliburton Co.                                           890,520
      7,000   Occidental Petroleum Corp.                                717,850
                                                                      ---------
                                                                      4,716,270

              PHARMACEUTICAL/MEDICAL                         4.40%
              ----------------------
     20,000   Abbott Laboratories                                       872,200
      8,000   Genentech, Inc.*                                          654,400
     10,000   Medco Health Solutions, Inc.*                             572,800
     10,000   Omnicare, Inc.                                            474,200
     12,000   Pfizer, Inc.                                              281,640
                                                                      ---------
                                                                      2,855,240

              PRECISION INSTRUMENT                           0.41%
              --------------------
      6,000   Waters Corp.*                                             266,400

              RESTAURANT/FOOD SERVICE                        1.46%
              -----------------------
     25,000   Starbucks Corp. *                                         944,000

              RETAIL STORE                                   9.99%
              ------------
      8,000   Autozone, Inc.*                                           705,600
     22,000   Best Buy Company, Inc.                                  1,206,480
     50,000   CVS Corp.                                               1,535,000
     11,000   J C Penney Corporation, Inc.                              742,610
     15,000   Lowe's Companies, Inc.                                    910,050
     40,000   Staples, Inc.                                             972,800
      9,000   Walgreen Co.                                              403,560
                                                                      ---------
                                                                      6,476,100

              SCHOOLS                                        0.56%
              -------
      7,000   Apollo Group, Inc.*                                       361,690

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2006

                                GROWTH PORTFOLIO
                                                         Percent of
     Shares             Common Stock - 94.60%            Net Assets  Fair Value
     ------             ---------------------            ----------  ----------

              SEMICONDUCTORS                                 3.28%
              --------------
     29,000   Flextronics International Ltd.*                          $307,980
     14,000   Linear Technology Corp.                                   468,860
     23,000   QLogic Corp.*                                             396,520
     24,000   Texas Instruments, Inc.                                   726,960
     10,000   Xilinx, Inc.                                              226,500
                                                                      ---------
                                                                      2,126,820

              TELECOMMUNICATIONS                             0.62%
              ------------------
     20,000   Sprint Corp.                                              399,800

              TOOLS                                          2.08%
              -----
     16,000   Black & Decker Corp.                                    1,351,360

              TRANSPORTATION                                 4.41%
              --------------
     10,000   Fedex Corp.                                             1,168,600
     24,000   Southwest Airlines, Inc.                                  392,880
     14,000   Union Pacific Corp.                                     1,301,440
                                                                      ---------
                                                                      2,862,920

  PRINCIPAL
     AMOUNT       U.S. GOVERNMENT SECURITIES - 1.51%
  ---------       ----------------------------------
 $1,000,000   U.S. Treasury Bill due 11/24/06                1.51%      980,175


     SHARES            OTHER SECURITIES - 3.93%
     ------            ------------------------
  2,547,984   Federated U.S. Treasury Cash Reserves          3.93%    2,547,984
                                                                      ---------



              Total investments in securities
                (cost $52,820,127)                         100.04%  $64,867,478
              Other assets, less liabilities                 (.04%)     (25,489)
                                                           -------- ------------
              NET ASSETS                                   100.00%  $64,841,989
                                                           ======== ============

*Indicates nonincome-producing security

See accompanying notes to financial statements

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2006

                         GOVERNMENT SECURITIES PORTFOLIO

 PRINCIPAL                                               Percent of
   Amount                                                Net Assets   Fair Value
   ------                                                ----------   ----------

             Government Agency Bonds                         37.69%
$2,000,000   Federal Home Loan Bank  3.625%  due 11/14/08            $1,920,074
1,000,000    Federal Home Loan Bank 4.50% due 9/26/08                   980,074
1,000,000    Federal Home Loan Bank 5.375% due 6/14/13                  992,155
3,000,000    Federal Home Loan Bank 4.875% due 5/15/07                2,983,017
2,000,000    Federal Home Loan Bank  4.50%  due 8/14/09               1,946,286
1,000,000    Federal Home Loan Mtg.  2.85%  due 2/23/07                 983,168
1,000,000    Federal Home Loan Mtg.  5.25%  due 4/18/16                 978,205
2,950,000    Federal Home Loan Mtg.  5.00%  due 9/17/07               2,932,223
1,000,000    Federal Home Loan Mtg.  5.81% due 4/04/08                1,005,276
3,000,000    Federal National Mtg. Assn 2.35% due 7/28/06             2,993,493
                                                                      ---------
                                                                      17,713,971

             MORTGAGE BACKED SECURITIES                      29.95%
             --------------------------
  345,468    Federal Home Loan Mtg. Pool 6.00%  due 3/01/17             346,254
  585,291    Federal Home Loan Mtg. Pool 5.50%  due 11/01/16            575,332
  503,091    Federal Home Loan Mtg. Pool 5.50%  due 9/01/17             494,638
1,217,609    Federal Home Loan Mtg. Pool 5.00%  due 2/01/18           1,175,108
4,326,717    Federal Home Loan Mtg. Pool 4.00%  due 5/01/19           3,994,924
  556,473    Federal Home Loan Mtg. Pool 5.00%  due 10/01/12            546,297
   86,275    Federal National Mtg. Assn. Pool 5.50%  due 3/01/17         84,875
  320,083    Federal National Mtg. Assn. Pool 6.00%  due 6/01/16        321,505
  822,637    Federal National Mtg. Assn. Pool 4.50%  due 5/15/15        784,479
  331,148    Federal National Mtg. Assn. Pool 6.00%  due 12/01/16       332,453
  792,705    Government National Mtg. Assn. Pool 4.00%  due 8/20/32     793,228
1,774,373    Government National Mtg. Assn. Pool 5.00%  due 11/15/33  1,681,533
  751,303    Government National Mtg. Assn. Pool 3.50% due 8/20/34      719,927
2,330,732    Government National Mtg. Assn. Pool 4.50% due 5/15/18    2,222,598
                                                                      ---------
                                                                     14,073,151

             TREASURY NOTES/BONDS                            18.85%
             --------------------
1,000,000    US Treasury Note  3.125%  due 10/15/08                     956,797
3,000,000    US Treasury Note  3.375%  due 9/15/09                    2,847,540
1,000,000    US Treasury Note  2.50%  due 10/31/06                      991,367
2,000,000    US Treasury Note  5.125%  due 5/15/16                    1,997,656
2,174,865    US Treasury Inflation Protected
               Security 1.875% due 7/15/15                            2,063,658
                                                                      ---------
                                                                      8,857,018

             CORPORATE BONDS                                  9.30%
             ---------------
1,500,000    Caterpillar 4.50% due 6/15/09                            1,454,808
1,000,000    Glaxosmithkline 2.375% due 4/16/07                         974,307
1,000,000    Home Depot 5.20% due 3/01/11                               982,764
1,000,000    National City Bank Bond 4.50% due 3/15/10                  959,776
                                                                      ---------
                                                                      4,371,655

   SHARES    OTHER SECURITIES                                 3.55%
             ----------------
1,669,261    Federated U.S. Treasury Cash Reserves                    1,669,261
                                                                      ---------

             Total investments in securities
               (cost $47,883,429)                            99.34% $46,685,056
             Cash                                             0.00%         606
             Other assets, less liabilities                   0.66%     311,580
                                                            -------  -----------
             TOTAL NET ASSETS                               100.00%  $46,997,242
                                                            =======  ===========
See accompanying notes to financial statements

                               STRATUS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2006



                                                                      GOVERNMENT
                                                           GROWTH    SECURITIES
Assets:                                                  PORTFOLIO    PORTFOLIO
                                                        ---------- ------------
   Investments in securities at fair value
     (cost $52,820,127 and $47,883,429)                $64,867,478  $46,685,056
  Cash                                                           -          606
  Accrued interest and dividends receivable                 58,276      361,933
                                                       ----------- ------------
     Total assets                                      $64,925,754  $47,047,595
                                                       =========== ============
LIABILITIES:
  Accrued expenses, including investment management
     and distribution expense payable to adviser,
     administrator and distributor (note 4)                83,765        50,353
                                                           -------       ------
     Total liabilities                                     83,765        50,353
                                                           -------       ------

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK     $64,841,989  $46,997,242
                                                       ===========  ===========

NET ASSETS ARE REPRESENTED BY:
  Capital stock, authorized 20 million and
     10 million shares; outstanding,
     at $.001 par (note 6)                                  $3,918       $4,889
  Additional paid-in capital                            53,323,066   48,471,380
  Accumulated undistributed net investment income           64,108       30,028
  Accumulated net realized loss on investments            (596,454)    (310,682)
  Unrealized appreciation (depreciation) (note 5)       12,047,351   (1,198,373)
                                                       -----------  -----------
     Total net assets applicable to shares outstanding $64,841,989  $46,997,242
                                                       ===========  ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
  Institutional class net assets                       $64,269,547  $46,966,952
  Institutional shares of Capital Stock outstanding 3,883,469 4,885,483 Net Asset Value and offering price
   per share - Institutional shares                         $16.55        $9.61
                                                           =======       ======

  Retail class net assets                                 $572,442      $30,290
  Retail shares of Capital Stock outstanding                35,023        3,151
  Net Asset Value per share - Retail shares                 $16.34        $9.61
  Maximum sales charge (note 4)                               0.77         0.30
                                                           -------        -----
  Maximum offering price to public                          $17.11        $9.91
                                                           =======       ======


See accompanying notes to financial statements

                               STRATUS FUND, INC.
                             STATEMENT OF OPERATIONS
                            Year Ended June 30, 2006

                                                                    GOVERNMENT
                                                         GROWTH     SECURITIES
Investment income:                                      PORTFOLIO   PORTFOLIO
                                                      ------------ ------------

     Dividends                                          $ 808,478      $45,528
     Interest                                              10,420    1,885,163
     Other Income (note 4)                                  3,695        1,608
                                                        ---------  -----------
        Total investment income                         $ 822,593   $1,932,299
                                                        =========  ===========


EXPENSES:
     Investment advisory fees                            $484,609     $242,050
     Administration fees                                  161,536      121,025
     Accounting                                            17,047       13,183
     Securities pricing                                     5,412        4,977
     Other operating expenses                              89,881       67,726
                                                         --------  -----------
        Total expenses                                    758,485      448,961
                                                         --------  -----------
        Net investment income                            $ 64,108   $1,483,338
                                                         ========  ===========


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
     Net realized gain (loss)                         $ 4,057,800    ($117,568)
     Net unrealized appreciation (depreciation)
        Beginning of period                            11,629,532       21,268
        End of period                                  12,047,351    (1,198,373)
                                                      -----------   -----------
           Net unrealized appreciation (depreciation)     417,819    (1,219,641)
                                                      -----------   -----------
           Net realized and unrealized gain (loss)
             on investments                             4,475,619    (1,337,209)
                                                       ----------   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $ 4,539,727    $  146,129
                                                      ===========   ===========


See accompanying notes to financial statements

                                STRATUS FUND, INC
                STATEMENT OF CHANGES IN NET ASSETS For the years
                          ended June 30, 2006 and 2005

                                                                                     GOVERNMENT
                                                        GROWTH PORTFOLIO         SECURITIES PORTFOLIO
                                                 ---------------------------  ---------------------------

                                                  YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                JUNE 30, 2006 JUNE 30, 2005  JUNE 30, 2006  JUNE 30, 2005
                                                ------------- -------------- -------------- -------------
Operations:
  Net investment income                         $    64,108   $    38,961    $ 1,483,338   $ 1,568,274
  Net realized gain (loss) on investments         4,057,800     3,636,246       (117,568)       (1,898)
  Unrealized appreciation (depreciation)            417,819       855,646     (1,219,641)     (113,733)
                                               -------------   -----------  -------------   -----------
     Net increase in net assets resulting
       from operations                            4,539,727     4,530,853        146,129     1,452,643


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Institutional Class                             36,657         1,918      1,462,812     1,584,738
     Retail Class                                       363            23          1,227         1,525
                                                    -------        ------     ----------    ----------
                                                     37,020         1,941      1,464,039     1,586,263
                                                    -------        ------     ----------    ----------

  Total distributions                                37,020         1,941      1,464,039     1,586,263
                                                    -------        ------     ----------    ----------


CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Proceeds from sales                             9,530,293     8,300,443      9,091,213     8,929,530
  Payment for redemptions                       (11,008,967)   (8,818,823)   (12,602,026)  (11,664,080)
  Reinvestment of net investment income              27,151         1,417      1,042,030     1,085,479
                                                 -----------   -----------    -----------  -----------
       Total decrease from capital
         share transactions                      (1,451,523)     (516,963)    (2,468,783)   (1,649,071)
                                                 -----------   ----------    -----------   ------------
       Total increase (decrease) in net assets    3,051,184     4,011,949     (3,786,693)   (1,782,691)


NET ASSETS:
  Beginning of period                            61,790,805    57,778,856     50,783,935    52,566,626
                                               ------------    -----------   -----------    ----------
  End of period                                $ 64,841,989   $61,790,805   $ 46,997,242   $50,783,935
                                               ============   ============ =============   ===========


UNDISTRIBUTED NET INVESTMENT INCOME:              $  64,108      $ 37,020       $ 30,028      $ 25,035
                                                  =========     =========      =========     =========


See accompanying notes to financial statements

                                       STRATUS FUND, INC.
                                     FINANCIAL HIGHLIGHTS
                      Years Ended June 30, 2006, 2005, 2004, 2003, and 2002



                              GROWTH PORTFOLIO - INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------

                                             2006       2005          2004        2003       2002
                                           ---------  ----------   ---------   --------    --------
Net asset value:
       Beginning of period                   $15.41      $14.29      $11.78      $12.27      $14.05
       Income from investment options
         Net investment income (loss)          0.02        0.01       (0.02)       0.00        0.00
         Net realized and unrealized gain
          (loss on intestments                 1.13        1.11        2.53       (0.49)      (1.77)
                                              -----        ----       -----      ------      ------
       Total income (loss) from
         investment operations                 1.15        1.12        2.51       (0.49)      (1.77)
                                              -----        -----      -----      ------      ------

       Less distributions
       Dividends from net investment income   (0.01)       0.00 (a)    0.00 (a)    0.00        0.00
       Distribution from capital gains         0.00        0.00        0.00        0.00        0.00
       Tax return of capital                   0.00        0.00        0.00        0.00       (0.01)
                                              -----       -----       -----       -----       ------
         Total distributions                  (0.01)       0.00        0.00        0.00       (0.01)
                                              ------      -----       -----       -----       ------

       End of period                         $16.55      $15.41      $14.29      $11.78      $12.27
                                            =======     =======     =======     =======     =======

TOTAL RETURN:                                 7.46%       7.84%      21.31%      (3.99%)    (12.63%)

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period        $64,269,547 $61,105,824 $56,946,741 $47,152,162 $50,848,523
       Ratio of expenses to average
         net assets                           1.17%       1.14%       1.17%       1.09%       1.10%
       Ratio of net investment income
         (loss) to average net assets         0.10%       0.07%      (0.14%)      0.01%      (0.01%)
       Portfolio turnover rate               41.17%      53.01%      50.68%     113.06%      92.57%


  Ratios calculated on average shares outstanding

  (a) Distributions represent less than 1/2 of 1(cent)

  See accompanying notes to financial statements


                                      STRATUS FUND, INC.
                                    FINANCIAL HIGHLIGHTS
                      Years Ended June 30, 2006, 2005, 2004, 2003, and 2002

                               GROWTH PORTFOLIO - RETAIL CLASS
----------------------------------------------------------------------------------------------

                                            2006        2005       2004      2003      2002
                                          ---------   ---------  --------- ---------  --------
Net asset value:
       Beginning of period                  $15.21      $14.09     $11.59    $12.12    $13.93
       Income from investment options
         Net investment income (loss)         0.02        0.01      (0.03)    (0.03)    (0.04)
         Net realized and unrealized
           gain (loss) on investments         1.12        1.11       2.53     (0.50)    (1.76)
                                              ----        ----       -----    ------    ------
       Total income (loss) from
         investment operations                1.14        1.12       2.50     (0.53)    (1.80)
                                              ----        -----      -----    ------    ------

       Less distributions
       Dividends from net investment income  (0.01)       0.00 (b)   0.00      0.00      0.00                            (b)
       Distribution from capital gains        0.00        0.00       0.00      0.00      0.00
       Tax return of capital                  0.00        0.00       0.00      0.00     (0.01)
                                             -----       -----      -----     -----     ------
         Total distributions                 (0.01)       0.00       0.00      0.00     (0.01)
                                             -----       -----      -----     -----     ------

       End of period                        $16.34 (a)  $15.21 (a) $14.09    $11.59   ($12.12 (a)                       (a)
                                           =======     =======    =======    ======    ======

TOTAL RETURN:                                7.49% (a)   7.95% (a) 21.58%    (4.37%)  (13.02%)(a)                       (a)

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period          $572,442    $684,981   $832,115  $747,675  $954,146
       Ratio of expenses to average
         net assets                          1.17%       1.14%      1.29%     1.39%     1.40%
       Ratio of net investment income
         (loss) to average net assets        0.10%       0.07%     (0.27%)   (0.29%)   (0.31%)
       Portfolio turnover rate              41.17%      53.01%     50.68%   113.06%    92.57%


   Ratios calculated on average shares outstanding

   (a) Excludes maximum sales load of 4.5%
   (b) Distributions represent less than 1/2 of 1(cent)

   See accompanying notes to financial statements


                                      STRATUS FUND, INC.
                                     FINANCIAL HIGHLIGHTS
                       Years Ended June 30, 2006, 2005, 2004, 2003, and 2002



                        GOVERNMENT SECURITIES PORTFOLIO - INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------

                                              2006        2005         2004       2003        2002
                                           ----------  ---------    ---------  ---------    --------
Net asset value:
       Beginning of period                    $9.88       $9.90      $10.23      $10.13       $9.95
       Income from investment options
         Net investment income                 0.30        0.30        0.32        0.39        0.47
         Net realized and unrealized
           gain (loss) on investments         (0.28)      (0.02)      (0.33)       0.10        0.17
                                              ------     ------      ------       -----        ----
       Total income (loss) from
         investment operations                 0.02        0.28       (0.01)       0.49        0.64
                                              ------       -----      ------      -----        ----

       Less distributions
       Dividends from net investment income   (0.29)      (0.30)      (0.32)      (0.39)      (0.46)
                                              ------     ------      ------      -------      ------
         Total distributions                  (0.29)      (0.30)      (0.32)      (0.39)      (0.46)
                                              ------     ------      ------      -------      ------

       End of period                          $9.61       $9.88       $9.90      $10.23      $10.13
                                             ======      ======      ======     =======      ======

TOTAL RETURN:                                 0.27%       2.91%      (0.04%)      4.90%       6.59%

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period        $46,966,952 $50,737,390 $52,508,132 $58,985,045 $44,741,225
       Ratio of expenses to average
         net assets                           0.93% (a)   0.89%       0.91%       0.83%       0.85%
       Ratio of net investment
         income to average net assets         3.03% (a)   3.03%       3.21%       3.82%       4.64%
       Portfolio turnover rate               16.95%       8.03%      38.96%      21.68%      36.61%


   Ratios calculated on average shares outstanding

   (aAnnualized for those periods less than twelve months in duration


   See accompanying notes to financial statements


                                       STRATUS FUND, INC.
                                      FINANCIAL HIGHLIGHTS
                     Years Ended June 30, 2006, 2005, 2004, 2003, and 2002



                       GOVERNMENT SECURITIES PORTFOLIO - RETAIL CLASS
-----------------------------------------------------------------------------------------------



                                             2006       2005         2004      2003      2002
                                           ---------  ----------   --------  --------  --------
Net asset value:
       Beginning of period                    $9.88       $9.90     $10.23     $10.13     $9.95
       Income from investment options
         Net investment income                 0.30        0.30       0.30       0.36      0.44
         Net realized and unrealized gain
           (loss) on investments              (0.28)      (0.02)     (0.35)      0.09      0.17
                                              ------      ------    ------      -----     -----
       Total income (loss) from investment
         operations                            0.02        0.28      (0.05)      0.45      0.61
                                              -----       ------    -------     -----     -----

       Less distributions
       Dividends from net investment income   (0.29)      (0.30)     (0.28)     (0.35)    (0.43)
                                              ------      ------    ------     ------    ------
         Total distributions                  (0.29)      (0.30)     (0.28)     (0.35)    (0.43)
                                              ------      ------    ------     ------    ------

       End of period                          $9.61 (a)   $9.88 (a)  $9.90     $10.23    $10.13 (a)
                                             ======      ======     ======    =======   =======

TOTAL RETURN:                                 0.27% (a)   2.94% (a) (0.26%)(a)  4.56% (a) 6.28% (a)

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period            $30,290     $46,545    $58,494   $260,342  $171,283
       Ratio of expenses to average
         net assets                           0.93%       0.89%      1.15%      1.13%     1.15%
       Ratio of net investment income to
         average net assets                   3.03%       3.03%      2.97%      3.52%     4.34%
       Portfolio turnover rate               16.95%       8.03%     38.96%     21.68%    36.61%


    Ratios calculated on average shares outstanding

    (a) Excludes maximum sales load of 3.0%


    See accompanying notes to financial statements

                                       18

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2006

1.    ORGANIZATION
      Stratus Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2006, the following series were authorized and had shares outstanding:

         Growth Portfolio                  Government Securities Portfolio

      Both the Growth Portfolio and the Government Securities Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios' financial statements.

      USE OF ESTIMATES: In preparing its Portfolios' financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS
      Investment securities are carried at fair value determined using the following valuation methods:

      o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price as reported by an independent pricing service. Investments in mutual funds are valued at the quoted net asset value for the fund.

      o In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.

      o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
      All securities are valued at the close of each business day.

      The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2006, the Growth Portfolio had no such exchange traded options nor were any purchased during the six months then ended.

      The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received. The Portfolios did not enter into any short sale transactions for the year ended June 30, 2006.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME
      Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and accretion of discount is accrued daily using the constant yield method. Realized investment gains and losses are determined by specifically identifying the issue sold.

      EXPENSES
      With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets. Class specific expenses are borne solely by that class.

      FEDERAL INCOME TAXES
      It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

      DISTRIBUTION TO SHAREHOLDERS
      Dividends to shareholders are recorded on the ex-dividend date. In accordance with resolutions adopted by the Board of Directors, the Government Securities Portfolio declares dividends monthly and the Growth Portfolio declares dividends semi-annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

      NEW ACCOUNTING PRONOUNCEMENTS
      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Fund is in the process of evaluating the impact of the adoption of FIN 48 on the financial statements.

3.    FEDERAL INCOME TAX INFORMATION
      Distributions paid during the years ended June 30, 2006 and 2005, totaled $37,020 and $1,941 for the Growth Portfolio, respectively, and $1,464,039 and $1,586,263 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.    FEDERAL INCOME TAX INFORMATION (CONTINUED)
      As of June 30, 2006, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:
                                                                    Government
                                                    Growth          Securities
                                                    ------          ----------
      Federal tax cost of investments             $52,820,127      $47,773,671
                                                  ===========      ===========

      Unrealized appreciation                     $13,418,427           79,782
      Unrealized depreciation                      (1,371,076)      (1,278,155)
                                                  -----------      ------------
      Net unrealized appreciation (depreciation)  $12,047,351      $(1,198,373)
                                                  ===========      ============

      As of June 30, 2006 the components of distributable earnings on a tax basis were as follows:
                                                                    Government
                                                    Growth          Securities
      Net unrealized appreciation (depreciation)  $12,047,351      $(1,198,373)
                                                  ===========      ============
      Undistributed ordinary income                   $64,108          $30,028
                                                      =======          =======
      Accumulated capital losses                    $(596,454)       $(200,924)
                                                    ==========      ==========

      The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2005 of $109,758 for the Government Securities Portfolio. For tax purposes, such losses will be realized in the year ending June 30, 2006. The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The Growth Portfolio had unused capital loss carryforwards of $596,454, available for federal income tax purposes at June 30, 2006, which expire in 2011. The Government Securities Portfolio had unused capital loss carryforwards of $200,924, available for federal income tax purposes, at June 30, 2006, which expire as follows: $42,576 in 2008, $55,501 in 2011,
      $75,380 in 2012, $24,307 in 2013 and $3,160 in 2014.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statements and income tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

4.    FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
      INVESTMENT ADVISORY SERVICES
      The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Adviser) as the investment adviser for the Fund's assets.

      Under the investment advisory agreement the Adviser is to receive fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

              Portfolio                                   Annual Fee Rate
              -----------------------------------         ---------------
              Growth                                           .75%
              Government Securities                            .50%

      PRIOR ADVISORY AGREEMENT
      At a meeting held on September 15, 2003, the Fund's Board of Directors determined that the investment advisory agreements between the Fund and the Adviser for the Growth Portfolio and the Government Securities Portfolio dated October 30, 1992 and August 1, 1993, had terminated by their own terms. Those investment advisory agreements terminated because a majority of the Fund's independent directors were not present at the Board of Directors meeting held on July 20, 2001, at which the renewal of the agreements was approved, as required by the Investment Company Act. At its meeting on September 15, 2003, the Board of Directors approved a new investment advisory agreement with the Adviser for the Growth Portfolio and the Government Securities Portfolio having the same terms as the prior advisory agreements. The Board of Directors further recommended that the shareholders of the Fund approve the new investment advisory agreement at a special shareholders meeting, as required by the Investment Company Act. The new advisory agreement was approved by shareholders at a meeting held on February 26, 2004.

      Because of the inadvertent failure by the Board of Directors to properly approve continuation of the original advisory agreements, the Fund did not have valid advisory agreements for the Growth Portfolio and the Government Securities Portfolio for the period from August 1, 2001 through February 29, 2004. The staff of the Securities and Exchange Commission has interpreted Section 15 of the Investment Company Act of 1940 to only permit an investment adviser to be paid the lesser of its costs in providing investment advisory services to a fund or the amount of the advisory fee called for under an advisory agreement in circumstances where the advisory agreement has terminated. The staff has also indicated than an adviser may be paid that amount only if the payment is approved by shareholders.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

      In accordance with those interpretations, the Fund, the Adviser, Nelnet Capital, LLC, the Fund's principal underwriter, and Cornhusker Bank in its capacity as escrow agent entered into an Escrow Agreement dated December 20, 2004. Pursuant to

4. FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED) the Escrow Agreement, the Adviser delivered to the Escrow Agent the sum of $1,641,976 representing all of the advisory fees paid by the Fund to the Adviser during the period from August 1, 2001 through February 29, 2004. Nelnet Capital, LLC delivered to the Escrow Agent the sum of $6,900 representing all of the distribution fees paid by the Fund after the inadvertent termination of the Fund's distribution plan, described below.

      Under the terms of the Escrow Agreement, the Adviser, in consultation with the Fund, determined that its costs of providing advisory services during the period from August 1, 2001 through February 29, 2004, were lower than the fees paid, and the difference in the amount of $295,802 was released from escrow and paid to the Fund on January 26, 2005 for distribution to shareholders who held shares for all or any part of the period from August 1, 2001 through February 29, 2004. The $6,900 representing distribution fees was also released from escrow and paid to the Portfolios on January 26, 2006 for distribution to shareholders of the retail class shares of the Portfolios during that same period. The Portfolios recorded the funds received from the escrow as assets and recorded corresponding liabilities to shareholders.

      The Fund held a special meeting of the shareholders of the Portfolios on May 12, 2005 to consider a proposal to permit the Advisor to receive payment of the costs incurred in providing investment advisory services. The proposal was approved by shareholders, and the amount of $1,346,174 was released from escrow and was paid to the Adviser on May 13, 2005.

      The Portfolios have received a total of $302,702 from the escrow. On March 7, 2006, the Portfolios distributed $297,399 to shareholders that held shares for all or part of the period from August 1, 2001 through February 29, 2004 pursuant to procedures approved by the Fund's Board of Directors. The remaining $5,303 (representing aggregate amounts below a de minimis level for disbursement set by the Board of Directors) was retained in the Portfolios as follows: $3,695 in Growth Portfolio and $1,608 in Government Securities Portfolio, such amounts are included in other income in the statement of operations.

      ADMINISTRATIVE SERVICES; TRANSFER AGENT; CUSTODIAN
      The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets. The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund's assets. The Portfolios have recorded amounts payable to the custodian reflecting overnight overdrafts.

4.    FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)
      DISTRIBUTION SERVICES
      The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Adviser and Union Bank & Trust Company, to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

      Pursuant to a shareholder approved distribution plan under Rule 12b-1, Retail Class A shares of each portfolio compensated the distributor for distribution of the Portfolio's Retail shares, in an amount not to exceed .50% per annum of the average daily net assets of the Portfolio's Retail shares. At its meeting held on September 15, 2003, the Board of Directors determined that the distribution plan had terminated by its own terms because a majority of the Fund's independent directors were not present at the Board of Directors meeting held on July 20, 2001, at which the continuation of the distribution plan was approved, as required by Rule 12b-1. A new distribution plan was approved by the Board of Directors and submitted to Retail Class A shareholders for approval. However, the new distribution plan was not approved at the shareholders meeting held on February 26, 2004. The distribution payments made to the Distributor pursuant to Rule 12b-1 during the period from July, 2001 through August, 2004 were paid into the escrow fund described above under "Prior Advisory Agreement."

      FEES
      Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $726,659 and $282,561 for such services.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

      At June 30, 2006, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

                                           Payable to     Payable to
                                            Adviser     Administrator    Total
                                            -------     -------------    -----
      Growth Portfolio                      $39,386        $13,129      $52,515
      Government Securities Portfolio        19,438          9,719       29,157

      BROKERAGE SERVICES
      In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios used Nelnet Capital, LLC, a related party, to effect security trades on their behalf. The Growth Portfolio paid $4,380 in commission to Nelnet Capital, LLC. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

4.    FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)
      Ownership of Fund Shares by Management
      At June 30, 2006, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio:

                                                             Shares      Value
                                                             ------      -----
         Growth Portfolio Institutional Class                  34,263  $567,047
         Growth Portfolio Retail Class                            849    13,873
         Government Securities Portfolio Institutional Class    9,061    87,073
         Government Securities Portfolio Retail Class               -         -

      At June 30, 2006, UBATCO & Co. held, in nominee name, the following in each Portfolio:

                                                           Shares       Value
                                                           ------       -----
         Growth Portfolio Institutional Class             3,871,734  $64,077,201
         Growth Portfolio Retail Class                       21,855      357,105
         Government Securities Portfolio
           Institutional Class                            4,881,359   46,909,863
         Government Securities Portfolio Retail Class         1,527       14,679


5.    SECURITIES TRANSACTIONS
      Purchases of securities and proceeds from sales were as follows for each
      Portfolio:

                                                                      Proceeds
                                        Purchases       Proceeds     From Calls
                                       Of Securities   From Sales   & Maturities
                                       -------------   ----------   ------------

      Growth Portfolio                 $25,781,562    $29,181,415   $  500,000
      Government Securities Portfolio   12,046,622      7,968,805    4,165,000

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

      At June 30, 2006, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                       Aggregate Gross
                                                          Unrealized
                                                          ----------
                                               Appreciation         Depreciation
                                               ------------         ------------
       Growth Portfolio                          $13,418,427         $1,371,076
       Government Securities Portfolio                79,782          1,278,155


6.    CAPITAL SHARE TRANSACTIONS
      The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

      Transactions in the capital stock of each Portfolio for the year ended June 30, 2006 were as follows:
                                               Growth                Growth
                                              Portfolio             Portfolio
                                        Institutional Shares      Retail Shares
                                        --------------------      -------------
         Transactions in shares:
              Shares sold                      576,972                 2,470
              Shares redeemed                 (659,471)              (12,506)
              Reinvested dividends               1,638                    22
                                                 -----                    --
              Net decrease                     (80,861)              (10,014)
                                               ========              ========

         Transactions in dollars:
              Dollars sold                  $9,490,607               $39,686
              Dollars redeemed             (10,810,274)             (198,693)
              Reinvested dividends              26,799                   352
                                                ------                   ---
              Net decrease                 $(1,292,868)            $(158,655)
                                           ============            ==========

                                            Government           Government
                                      Securities Portfolio  Securities Portfolio
                                       Institutional Shares     Retail Shares
                                       --------------------     -------------
         Transactions in shares:
              Shares sold                      934,082                   132
              Shares redeemed               (1,292,788)               (1,803)
              Reinvested dividends             107,201                   109
                                               -------                   ---
              Net decrease                    (251,505)               (1,562)
                                              =========                ======

         Transactions in dollars:
              Dollars sold                  $9,089,926                $1,287
              Dollars redeemed             (12,584,558)              (17,468)
              Reinvested dividends           1,040,968                  1062
                                             ---------                  ----
              Net decrease                 $(2,453,663)             $(15,119)
                                           ============             =========

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

6.    CAPITAL SHARE TRANSACTIONS (CONTINUED)
      Transactions in the capital stock of each Portfolio for the year ended June 30, 2005 were as follows:
                                                Growth                Growth
                                               Portfolio             Portfolio
                                         Institutional Shares      Retail Shares
                                         --------------------      -------------
         Transactions in shares:
              Shares sold                        558,802                 1,046
              Shares redeemed                   (579,485)              (15,085)
              Reinvested dividends                    91                     2
                                                      --                     -
              Net decrease                       (20,592)              (14,037)
                                                 ========              ========

         Transactions in dollars:
              Dollars sold                    $8,285,265               $15,178
              Dollars redeemed                (8,605,983)             (212,840)
              Reinvested dividends                 1,395                    22
                                                   -----                    --
              Net decrease                     $(319,323)            $(197,640)
                                               ==========            ==========


                                             Government            Government
                                             Securities            Securities
                                              Portfolio             Portfolio
                                        Institutional Shares      Retail Shares
                                        --------------------      -------------
         Transactions in shares:
              Shares sold                        899,465                    48
              Shares redeemed                 (1,173,144)               (1,373)
              Reinvested dividends               109,322                   132
                                                 -------                   ---
              Net decrease                      (164,357)               (1,193)
                                                =========                ======

         Transactions in dollars:
              Dollars sold                    $8,929,050                  $480
              Dollars redeemed               (11,650,378)              (13,702)
              Reinvested dividends             1,084,174                 1,305
                                               ---------                 -----
              Net decrease                   $(1,637,154)             $(11,917)
                                             ============             =========